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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 25, 2006
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     Twin Disc, Incorporated
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(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street Racine, Wisconsin 53403
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(Address of principal executive offices)

     Registrant's telephone number, including area code: (262)638-4000
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Item 7.01

Regulation FD Disclosure

     The Twin Disc, Incorporated (the “Company”) 2006 Annual Report to Shareholders, which will be sent to shareholders on or about September 29, 2006 (excluding the Company’s 2006 Form 10-K Annual Report which is enclosed with the Annual Report to Shareholders and was separately filed with the Commission, and also excluding graphs depicting previously disclosed financial information) is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

FORWARD LOOKING STATEMENTS

     The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,”

“anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item	9.01	Financial Statements and Exhibits

(c)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1		The Company’s 2006 Annual Report to Shareholders (excluding
the Company’s Form 10-K Annual Report and graphs depicting
previously disclosed financial information) furnished
pursuant to Item 7.01 of this Form 8-K.

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SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 25, 2006                                          Twin Disc, Inc.

                                                                  /s/ CHRISTOPHER J. EPERJESY

                                                                  Vice President - Finance, Chief Financial Officer and Secretary